MEMORANDUM OF AGREEMENT

(Expense Limitations)

This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the “Exhibits”), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust and Short-Term Investments Trust (each a “Trust” or, collectively, the “Trusts”), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the “Funds”), and Invesco Advisers, Inc. (“Invesco”). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

For the contractual expense limitations identified on Exhibit A (“Expense Limitations”), Invesco agrees until at least the expiration date set forth on Exhibit A (each, an “Expiration Date”) that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the Expense Limitation rate, on an average of the daily net assets allocable to such class on an annualized basis1. Neither a Trust nor Invesco may remove or amend the Expense Limitations to a Fund’s detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund’s Trust to remove or amend such Expense Limitations. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

For the Expense Limitations, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

From time to time, Invesco may establish amend and/or terminate Voluntary expense limitations at any time in its sole discretion. These Voluntary Limits are set forth on Exhibit B. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.

[1]

Acquired fund fees and expenses are not fees or expenses incurred by a Fund directly but are expenses of the investment companies in which a Fund invests. These fees and expenses are incurred indirectly through the valuation of a Fund’s investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual Fund operating expenses in the prospectus fee table. As a result, the net total annual Fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibit A.

IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed on the Exhibits to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

INVESCO MANAGEMENT TRUST

SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed on the Exhibits

to this Memorandum of Agreement

By:	/s/ Jeffrey H. Kupor

Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ Jeffrey H. Kupor

Title:	Senior Vice President

EXHIBIT A1

Contractual Expense Limitations

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Franchise Fund
Class A Shares	2.00%	July 1, 2013	June 30, 2022
Class C Shares	2.75%	July 1, 2013	June 30, 2022
Class R Shares	2.25%	July 1, 2013	June 30, 2022
Class R5 Shares	1.75%	July 1, 2013	June 30, 2022
Class R6 Shares	1.75%	July 1, 2013	June 30, 2022
Class Y Shares	1.75%	July 1, 2013	June 30, 2022

Invesco Capital Appreciation Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Core Plus Bond Fund
Class A Shares	0.75%	December 16, 2016	December 31, 2021
Class C Shares	1.50%	December 16, 2016	December 31, 2021
Class R Shares	1.00%	December 16, 2016	December 31, 2021
Class R5 Shares	0.50%	December 16, 2016	December 31, 2021
Class R6 Shares	0.50%	December 16, 2016	December 31, 2021
Class Y Shares	0.50%	December 16, 2016	December 31, 2021

Invesco Discovery Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Equally-Weighted S&P 500 Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R Shares	2.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

Invesco Equity and Income Fund
Class A Shares	1.50%	July 1, 2012	June 30, 2022
Class C Shares	2.25%	July 1, 2012	June 30, 2022
Class R Shares	1.75%	July 1, 2012	June 30, 2022
Class R5 Shares	1.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.25%	September 24, 2012	June 30, 2022
Class Y Shares	1.25%	July 1, 2012	June 30, 2022

Invesco Floating Rate ESG Fund
Class A Shares	1.50%	April 14, 2006	June 30, 2022
Class C Shares	2.00%	April 14, 2006	June 30, 2022
Class R Shares	1.75%	April 14, 2006	June 30, 2022
Class R5 Shares	1.25%	April 14, 2006	June 30, 2022
Class R6 Shares	1.25%	September 24, 2012	June 30, 2022
Class Y Shares	1.25%	October 3, 2008	June 30, 2022

Invesco Global Real Estate Income Fund
Class A Shares	2.00%	July 1, 2009	June 30, 2022
Class C Shares	2.75%	July 1, 2009	June 30, 2022
Class R5 Shares	1.75%	July 1, 2009	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2009	June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Growth and Income Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

Invesco Low Volatility Equity Yield Fund
Class A Shares	2.00%	July 1, 2012	July 14, 2021
Class C Shares	2.75%	July 1, 2012	July 14, 2021
Class R Shares	2.25%	July 1, 2012	July 14, 2021
Class R5 Shares	1.75%	July 1, 2012	July 14, 2021
Class R6 Shares	1.75%	April 4, 2017	July 14, 2021
Class Y Shares	1.75%	July 1, 2012	July 14, 2021
Investor Class Shares	2.00%	July 1, 2012	July 14, 2021

Invesco Income Advantage U.S. Fund
Class A Shares	1.06%	July 15, 2021	July 31, 2022
Class C Shares	1.81%	July 15, 2021	July 31, 2022
Class R Shares	1.31%	July 15, 2021	July 31, 2022
Class R5 Shares	0.81%	July 15, 2021	July 31, 2022
Class R6 Shares	0.81%	July 15, 2021	July 31, 2022
Class Y Shares	0.81%	July 15, 2021	July 31, 2022
Investor Class Shares	1.06%	July 15, 2021	July 31, 2022

Invesco Master Loan Fund
Class R6	0.38%	May 28, 2019	December 31, 2021

Invesco NASDAQ 100 Index Fund
Class R6 Shares	0.29%	October 13, 2020	December 31, 2021

Invesco S&P 500 Index Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	April 4, 2017	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

Invesco Senior Floating Rate Fund
Class A Shares	1.00%	May 28, 2019	April 30, 2022
Class C Shares	1.75%	May 28, 2019	April 30, 2022
Class R Shares	1.25%	May 28, 2019	April 30, 2022
Class R5 Shares	0.75%	June 1, 2021	April 30, 2022
Class R6 Shares	0.75%	June 1, 2021	April 30, 2022
Class Y Shares	0.75%	May 28, 2019	April 30, 2022

Invesco Short Duration High Yield Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Short Term Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

AIM Equity Funds (Invesco Equity Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Charter Fund
Class A Shares	2.00%	July 1, 2009	June 30, 2022
Class C Shares	2.75%	July 1, 2009	June 30, 2022
Class R Shares	2.25%	July 1, 2009	June 30, 2022
Class R5 Shares	1.75%	July 1, 2009	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class S Shares	1.90%	September 25, 2009	June 30, 2022
Class Y Shares	1.75%	July 1, 2009	June 30, 2022

Invesco Diversified Dividend Fund
Class A Shares	2.00%	July 1, 2013	June 30, 2022
Class C Shares	2.75%	July 1, 2013	June 30, 2022
Class R Shares	2.25%	July 1, 2013	June 30, 2022
Class R5 Shares	1.75%	July 1, 2013	June 30, 2022
Class R6 Shares	1.75%	July 1, 2013	June 30, 2022
Class Y Shares	1.75%	July 1, 2013	June 30, 2022
Investor Class Shares	2.00%	July 1, 2013	June 30, 2022

Invesco Main Street All Cap Fund®
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Main Street Fund®
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Rising Dividends Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Summit Fund
Class A Shares	2.00%	July 1, 2009	June 30, 2022
Class C Shares	2.75%	July 1, 2009	June 30, 2022
Class P Shares	1.85%	July 1, 2009	June 30, 2022
Class R5 Shares	1.75%	July 1, 2009	June 30, 2022
Class R6 Shares	1.75%	April 4, 2017	June 30, 2022
Class S Shares	1.90%	September 25, 2009	June 30, 2022
Class Y Shares	1.75%	July 1, 2009	June 30, 2022

AIM Funds Group (Invesco Funds Group)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco European Small Company Fund
Class A Shares	2.25%	July 1, 2009	June 30, 2022
Class C Shares	3.00%	July 1, 2009	June 30, 2022
Class R6 Shares	2.00%	April 4, 2017	June 30, 2022
Class Y Shares	2.00%	July 1, 2009	June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Global Core Equity Fund
Class A Shares	1.22%	January 1, 2017	April 30, 2022
Class C Shares	1.97%	January 1, 2017	April 30, 2022
Class R Shares	1.47%	January 1, 2017	April 30, 2022
Class R5 Shares	0.97%	January 1, 2017	April 30, 2022
Class R6 Shares	0.97%	April 4, 2017	April 30, 2022
Class Y Shares	0.97%	January 1, 2017	April 30, 2022

Invesco International Small Company Fund
Class A Shares	2.25%	July 1, 2009	June 30, 2022
Class C Shares	3.00%	July 1, 2009	June 30, 2022
Class R5 Shares	2.00%	July 1, 2009	June 30, 2022
Class R6 Shares	2.00%	September 24, 2012	June 30, 2022
Class Y Shares	2.00%	July 1, 2009	June 30, 2022

Invesco Small Cap Equity Fund
Class A Shares	2.00%	July 1, 2009	June 30, 2022
Class C Shares	2.75%	July 1, 2009	June 30, 2022
Class R Shares	2.25%	July 1, 2009	June 30, 2022
Class R5 Shares	1.75%	July 1, 2009	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2009	June 30, 2022

AIM Growth Series (Invesco Growth Series)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Active Allocation Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R Shares	1.75%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Convertible Securities Fund
Class A Shares	1.50%	July 1, 2012	June 30, 2022
Class C Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.25%	September 24, 2012	June 30, 2022
Class Y Shares	1.25%	July 1, 2012	June 30, 2022

Invesco Global Low Volatility Equity Yield Fund
Class A Shares	2.00%	May 1, 2016	July 14, 2021
Class C Shares	2.75%	May 1, 2016	July 14, 2021
Class R Shares	2.25%	May 1, 2016	July 14, 2021
Class R5 Shares	1.75%	May 1, 2016	July 14, 2021
Class R6 Shares	1.75%	April 4, 2017	July 14, 2021
Class Y Shares	1.75%	May 1, 2016	July 14, 2021

Invesco Income Advantage International Fund
Class A Shares	1.23%	July 15, 2021	July 31, 2022
Class C Shares	1.98%	July 15, 2021	July 31, 2022
Class R Shares	1.48%	July 15, 2021	July 31, 2022
Class R5 Shares	0.98%	July 15, 2021	July 31, 2022
Class R6 Shares	0.98%	July 15, 2021	July 31, 2022
Class Y Shares	0.98%	July 15, 2021	July 31, 2022

Invesco Income Allocation Fund
Class A Shares	0.25%	May 1, 2012	April 30, 2022
Class C Shares	1.00%	May 1, 2012	April 30, 2022
Class R Shares	0.50%	May 1, 2012	April 30, 2022
Class R5 Shares	0.00%	May 1, 2012	April 30, 2022
Class R6 Shares	0.00%	April 4, 2017	April 30, 2022
Class Y Shares	0.00%	May 1, 2012	April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco International Diversified Fund
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

Invesco Main Street Mid Cap Fund®
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Main Street Small Cap Fund®
Class A Shares	1.20%	May 28, 2019	April 30, 2022
Class C Shares	1.94%	May 28, 2019	April 30, 2022
Class R Shares	1.45%	May 28, 2019	April 30, 2022
Class R5 Shares	0.82%	May 28, 2019	April 30, 2022
Class R6 Shares	0.77%	May 28, 2019	April 30, 2022
Class Y Shares	0.90%	May 28, 2019	April 30, 2022

Invesco Peak Retirement™ 2010 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2015 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2020 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2025 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2030 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Peak Retirement™ 2035 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2040 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2045 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2050 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2055 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2060 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ 2065 Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Invesco Peak Retirement™ Destination Fund
Class A Shares	0.74% less net AFFE*	April 30, 2021	April 30, 2022
Class C Shares	1.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R Shares	0.99% less net AFFE*	April 30, 2021	April 30, 2022
Class R5 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class R6 Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022
Class Y Shares	0.49% less net AFFE*	April 30, 2021	April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Quality Income Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R Shares	1.75%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Select Risk: Conservative Investor Fund
Class A Shares	0.50%	May 28, 2019	April 30, 2022
Class C Shares	1.25%	May 28, 2019	April 30, 2022
Class R Shares	0.75%	May 28, 2019	April 30, 2022
Class R5 Shares	0.20%	May 28, 2019	April 30, 2022
Class R6 Shares	0.15%	May 28, 2019	April 30, 2022
Class Y Shares	0.25%	May 28, 2019	April 30, 2022

Invesco Select Risk: Growth Investor Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	April 4, 2017	June 30, 2022
Class S Shares	1.90%	July 1, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

Invesco Select Risk: High Growth Investor Fund
Class A Shares	0.45%	May 28, 2019	April 30, 2022
Class C Shares	1.20%	May 28, 2019	April 30, 2022
Class R Shares	0.70%	May 28, 2019	April 30, 2022
Class R5 Shares	0.15%	May 28, 2019	April 30, 2022
Class R6 Shares	0.10%	May 28, 2019	April 30, 2022
Class Y Shares	0.20%	May 28, 2019	April 30, 2022

Invesco Select Risk: Moderate Investor Fund
Class A Shares	0.47%	May 28, 2019	April 30, 2022
Class C Shares	1.23%	May 28, 2019	April 30, 2022
Class R Shares	0.72%	May 28, 2019	April 30, 2022
Class R5 Shares	0.17%	May 28, 2019	April 30, 2022
Class R6 Shares	0.12%	May 28, 2019	April 30, 2022
Class S Shares	0.37%	December 9, 2019	April 30, 2022
Class Y Shares	0.22%	May 28, 2019	April 30, 2022

Invesco Select Risk: Moderately Conservative Investor Fund
Class A Shares	1.50%	July 1, 2012	June 30, 2022
Class C Shares	2.25%	July 1, 2012	June 30, 2022
Class R Shares	1.75%	July 1, 2012	June 30, 2022
Class R5 Shares	1.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.25%	April 4, 2017	June 30, 2022
Class S Shares	1.40%	July 1, 2012	June 30, 2022
Class Y Shares	1.25%	July 1, 2012	June 30, 2022

Invesco Small Cap Growth Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022
Investor Class Shares	2.00%	June 1, 2021	June 30, 2022

AIM International Mutual Funds (Invesco International Mutual Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Advantage International Fund
Class A Shares	0.85%	February 28, 2020	February 28, 2022
Class C Shares	1.60%	February 28, 2020	February 28, 2022
Class R Shares	1.10%	February 28, 2020	February 28, 2022
Class R5 Shares	0.60%	February 28, 2020	February 28, 2022
Class R6 Shares	0.60%	February 28, 2020	February 28, 2022
Class Y Shares	0.60%	February 28, 2020	February 28, 2022

Invesco Asia Pacific Growth Fund
Class A Shares	2.25%	July 1, 2009	June 30, 2022
Class C Shares	3.00%	July 1, 2009	June 30, 2022
Class R6 Shares	2.00%	April 4, 2017	June 30, 2022
Class Y Shares	2.00%	July 1, 2009	June 30, 2022

Invesco European Growth Fund
Class A Shares	2.25%	July 1, 2009	June 30, 2022
Class C Shares	3.00%	July 1, 2009	June 30, 2022
Class R Shares	2.50%	July 1, 2009	June 30, 2022
Class R6 Shares	2.00%	April 4, 2017	June 30, 2022
Class Y Shares	2.00%	July 1, 2009	June 30, 2022
Investor Class Shares	2.25%	July 1, 2009	June 30, 2022

Invesco Global Focus Fund
Class A Shares	1.27%	May 28, 2019	February 28, 2022
Class C Shares	2.01%	May 28, 2019	February 28, 2022
Class R Shares	1.52%	May 28, 2019	February 28, 2022
Class R5 Shares	0.90%	May 28, 2019	February 28, 2022
Class R6 Shares	0.85%	May 28, 2019	February 28, 2022
Class Y Shares	1.02%	May 28, 2019	February 28, 2022

Invesco Global Fund
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

Invesco Global Growth Fund
Class A Shares	1.22%	January 1, 2017	February 28, 2022
Class C Shares	1.97%	January 1, 2017	February 28, 2022
Class R5 Shares	0.87%	April 17, 2020	February 28, 2022
Class R6 Shares	0.87%	April 17, 2020	February 28, 2022
Class Y Shares	0.97%	January 1, 2017	February 28, 2022

Invesco Global Opportunities Fund
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

Invesco International Core Equity Fund
Class A Shares	1.12%	January 1, 2017	February 28, 2022
Class C Shares	1.87%	January 1, 2017	February 28, 2022
Class R Shares	1.37%	January 1, 2017	February 28, 2022
Class R5 Shares	0.87%	January 1, 2017	February 28, 2022
Class R6 Shares	0.87%	January 1, 2017	February 28, 2022
Class Y Shares	0.87%	January 1, 2017	February 28, 2022
Investor Class Shares	1.12%	January 1, 2017	February 28, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco International Equity Fund
Class A Shares	1.23%	May 28, 2019	February 28, 2022
Class C Shares	1.98%	May 28, 2019	February 28, 2022
Class R Shares	1.48%	May 28, 2019	February 28, 2022
Class R5 Shares	0.85%	May 28, 2019	February 28, 2022
Class R6 Shares	0.80%	May 28, 2019	February 28, 2022
Class Y Shares	0.85%	May 28, 2019	February 28, 2022

Invesco International Growth Fund
Class A Shares	2.25%	July 1, 2013	June 30, 2022
Class C Shares	3.00%	July 1, 2013	June 30, 2022
Class R Shares	2.50%	July 1, 2013	June 30, 2022
Class R5 Shares	2.00%	July 1, 2013	June 30, 2022
Class R6 Shares	2.00%	July 1, 2013	June 30, 2022
Class Y Shares	2.00%	July 1, 2013	June 30, 2022

Invesco International Select Equity Fund
Class A Shares	1.12%	January 1, 2017	February 28, 2022
Class C Shares	1.87%	January 1, 2017	February 28, 2022
Class R Shares	1.37%	January 1, 2017	February 28, 2022
Class R5 Shares	0.87%	January 1, 2017	February 28, 2022
Class R6 Shares	0.87%	January 1, 2017	February 28, 2022
Class Y Shares	0.87%	January 1, 2017	February 28, 2022

Invesco International Small-Mid Company Fund
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

Invesco MSCI World SRI Index Fund
Class A Shares	0.44%	June 29, 2020	February 28, 2022
Class C Shares	1.19%	June 29, 2020	February 28, 2022
Class R Shares	0.69%	June 29, 2020	February 28, 2022
Class R5 Shares	0.19%	June 29, 2020	February 28, 2022
Class R6 Shares	0.19%	June 29, 2020	February 28, 2022
Class Y Shares	0.19%	June 29, 2020	February 28, 2022

Invesco Oppenheimer International Growth Fund
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

AIM Investment Funds (Invesco Investment Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Allocation Fund[2]
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Balanced-Risk Commodity Strategy Fund[3]
Class A Shares	1.40% less net AFFE*	September 20, 2018	February 28, 2022
Class C Shares	2.15% less net AFFE*	September 20, 2018	February 28, 2022
Class R Shares	1.65% less net AFFE*	September 20, 2018	February 28, 2022
Class R5 Shares	1.15% less net AFFE*	September 20, 2018	February 28, 2022
Class R6 Shares	1.15% less net AFFE*	September 20, 2018	February 28, 2022
Class Y Shares	1.15% less net AFFE*	September 20, 2018	February 28, 2022

Invesco Core Bond Fund
Class A Shares	0.70%	June 1, 2021	February 28, 2022
Class C Shares	1.45%	June 1, 2021	February 28, 2022
Class R Shares	0.95%	June 1, 2021	February 28, 2022
Class R5 Shares	0.45%	May 28, 2019	February 28, 2022
Class R6 Shares	0.45%	June 1, 2021	February 28, 2022
Class Y Shares	0.45%	May 28, 2019	February 28, 2022

Invesco Developing Markets Fund
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

Invesco Discovery Mid Cap Growth Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Emerging Markets All Cap Fund
Class A Shares	2.25%	July 1, 2012	June 30, 2022
Class C Shares	3.00%	July 1, 2012	June 30, 2022
Class R5 Shares	2.00%	July 1, 2012	June 30, 2022
Class R6 Shares	2.00%	September 24, 2012	June 30, 2022
Class Y Shares	2.00%	July 1, 2012	June 30, 2022

Invesco Emerging Markets Innovators Fund
Class A Shares	1.50%	June 1, 2021	February 28, 2022
Class C Shares	2.25%	June 1, 2021	February 28, 2022
Class R Shares	1.75%	June 1, 2021	February 28, 2022
Class R5 Shares	1.25%	June 1, 2021	February 28, 2022
Class R6 Shares	1.25%	May 28, 2019	February 28, 2022
Class Y Shares	1.25%	June 1, 2021	February 28, 2022

Invesco Emerging Markets Local Debt Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R Shares	1.75%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Emerging Markets Select Equity Fund
Class A Shares	1.33%	January 1, 2017	February 28, 2022
Class C Shares	2.08%	January 1, 2017	February 28, 2022
Class R Shares	1.58%	January 1, 2017	February 28, 2022
Class R5 Shares	1.08%	January 1, 2017	February 28, 2022
Class R6 Shares	1.08%	January 1, 2017	February 28, 2022
Class Y Shares	1.08%	January 1, 2017	February 28, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Fundamental Alternatives Fund[7]
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Global Allocation Fund[8]
Class A Shares	2.25%	June 1, 2021	June 30, 2022
Class C Shares	3.00%	June 1, 2021	June 30, 2022
Class R Shares	2.50%	June 1, 2021	June 30, 2022
Class R5 Shares	2.00%	June 1, 2021	June 30, 2022
Class R6 Shares	2.00%	June 1, 2021	June 30, 2022
Class Y Shares	2.00%	June 1, 2021	June 30, 2022

Invesco Global Infrastructure Fund
Class A Shares	1.25%	June 1, 2021	February 28, 2022
Class C Shares	2.00%	June 1, 2021	February 28, 2022
Class R Shares	1.50%	June 1, 2021	February 28, 2022
Class R5 Shares	1.00%	June 1, 2021	February 28, 2022
Class R6 Shares	1.00%	April 17, 2020	February 28, 2022
Class Y Shares	1.00%	June 1, 2021	February 28, 2022

Invesco Global Strategic Income Fund[9]
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R Shares	1.75%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Global Targeted Returns Fund[4]
Class A Shares	1.44% less net AFFE*	January 1, 2017	February 28, 2022
Class C Shares	2.19% less net AFFE*	January 1, 2017	February 28, 2022
Class R Shares	1.69% less net AFFE*	January 1, 2017	February 28, 2022
Class R5 Shares	1.19% less net AFFE*	January 1, 2017	February 28, 2022
Class R6 Shares	1.19% less net AFFE*	January 1, 2017	February 28, 2022
Class Y Shares	1.19% less net AFFE*	January 1, 2017	February 28, 2022

Invesco Greater China Fund
Class A Shares	1.50%	April 23, 2021	April 30, 2022
Class C Shares	2.25%	April 23, 2021	April 30, 2022
Class R Shares	1.75%	April 23, 2021	April 30, 2022
Class R5 Shares	1.25%	April 23, 2021	April 30, 2022
Class R6 Shares	1.25%	April 23, 2021	April 30, 2022
Class Y Shares	1.25%	April 23, 2021	April 30, 2022

Invesco Health Care Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	July 1, 2012	June 30, 2022
Class Y Shares	1.75%	April 4, 2017	June 30, 2022
Investor Class Shares	2.00%	July 1, 2012	June 30, 2022

Invesco International Bond Fund[10]
Class A Shares	1.01%	May 28, 2019	February 28, 2022
Class C Shares	1.76%	May 28, 2019	February 28, 2022
Class R Shares	1.26%	May 28, 2019	February 28, 2022
Class R5 Shares	0.76%	June 1, 2021	February 28, 2022
Class R6 Shares	0.76%	June 1, 2021	February 28, 2022
Class Y Shares	0.76%	May 28, 2019	February 28, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Macro Allocation Strategy Fund[5]
Class A Shares	1.44%	January 1, 2017	February 28, 2022
Class C Shares	2.19%	January 1, 2017	February 28, 2022
Class R Shares	1.69%	January 1, 2017	February 28, 2022
Class R5 Shares	1.19%	January 1, 2017	February 28, 2022
Class R6 Shares	1.19%	January 1, 2017	February 28, 2022
Class Y Shares	1.19%	January 1, 2017	February 28, 2022

Invesco Multi-Asset Income Fund[6]
Class A Shares	0.85%	January 1, 2017	February 28, 2022
Class C Shares	1.60%	January 1, 2017	February 28, 2022
Class R Shares	1.10%	January 1, 2017	February 28, 2022
Class R5 Shares	0.60%	January 1, 2017	February 28, 2022
Class R6 Shares	0.60%	January 1, 2017	February 28, 2022
Class Y Shares	0.60%	January 1, 2017	February 28, 2022

Invesco SteelPath MLP Alpha Fund
Class A Shares	1.50%	May 28, 2019	March 31, 2022
Class C Shares	2.25%	May 28, 2019	March 31, 2022
Class R Shares	1.75%	May 28, 2019	March 31, 2022
Class R5 Shares	1.24%	May 28, 2019	March 31, 2022
Class R6 Shares	1.19%	May 28, 2019	March 31, 2022
Class Y Shares	1.25%	May 28, 2019	March 31, 2022

Invesco SteelPath MLP Alpha Plus Fund
Class A Shares	1.83%	May 28, 2019	March 31, 2022
Class C Shares	2.60%	May 28, 2019	March 31, 2022
Class R Shares	2.08%	May 28, 2019	March 31, 2022
Class R5 Shares	1.51%	May 28, 2019	March 31, 2022
Class R6 Shares	1.46%	May 28, 2019	March 31, 2022
Class Y Shares	1.61%	May 28, 2019	March 31, 2022

Invesco SteelPath MLP Income Fund
Class A Shares	1.35%	May 28, 2019	March 31, 2022
Class C Shares	2.10%	May 28, 2019	March 31, 2022
Class R Shares	1.60%	May 28, 2019	March 31, 2022
Class R5 Shares	1.08%	May 28, 2019	March 31, 2022
Class R6 Shares	1.03%	May 28, 2019	March 31, 2022
Class Y Shares	1.10%	May 28, 2019	March 31, 2022

Invesco SteelPath MLP Select 40 Fund
Class A Shares	1.10%	May 28, 2019	March 31, 2022
Class C Shares	1.85%	May 28, 2019	March 31, 2022
Class R Shares	1.35%	May 28, 2019	March 31, 2022
Class R5 Shares	0.84%	May 28, 2019	March 31, 2022
Class R6 Shares	0.79%	May 28, 2019	March 31, 2022
Class Y Shares	0.85%	May 28, 2019	March 31, 2022

Invesco U.S. Managed Volatility Fund
Class R6 Shares	0.15%	December 18, 2017	February 28, 2022

Invesco World Bond Factor Fund
Class A Shares	0.54%	February 28, 2020	February 28, 2022
Class C Shares	1.29%	February 28, 2020	February 28, 2022
Class R5 Shares	0.29%	February 28, 2020	February 28, 2022
Class R6 Shares	0.29%	February 28, 2020	February 28, 2022
Class Y Shares	0.29%	February 28, 2020	February 28, 2022

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Corporate Bond Fund
Class A Shares	1.50%	July 1, 2012	June 30, 2022
Class C Shares	2.25%	July 1, 2012	June 30, 2022
Class R Shares	1.75%	July 1, 2012	June 30, 2022
Class R5 Shares	1.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.25%	September 24, 2012	June 30, 2022
Class Y Shares	1.25%	July 1, 2012	June 30, 2022

Invesco Global Real Estate Fund
Class A Shares	2.00%	July 1, 2009	June 30, 2022
Class C Shares	2.75%	July 1, 2009	June 30, 2022
Class R Shares	2.25%	July 1, 2009	June 30, 2022
Class R5 Shares	1.75%	July 1, 2009	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2009	June 30, 2022

Invesco Government Money Market Fund
Class A Shares	1.25%[11]	June 1, 2021	June 30, 2021
Class AX Shares	1.40%	June 1, 2021	June 30, 2021
Class C Shares	1.25%[11]	June 1, 2021	June 30, 2021
Class CX Shares	2.15%	June 1, 2021	June 30, 2021
Class R Shares	1.25%[11]	June 1, 2021	June 30, 2021
Class R6 Shares	1.25%	June 1, 2021	June 30, 2021
Class Y Shares	1.25%	June 1, 2021	June 30, 2021
Invesco Cash Reserve Shares	1.40%	June 1, 2021	June 30, 2021
Investor Class Shares	1.25%	June 1, 2021	June 30, 2021

Invesco Government Money Market Fund
Class A Shares	1.45%	July 1, 2021	June 30, 2022
Class AX Shares	1.40%	June 1, 2021	June 30, 2022
Class C Shares	2.00%	July 1, 2021	June 30, 2022
Class CX Shares	2.15%	June 1, 2021	June 30, 2022
Class R Shares	1.65%	July 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Invesco Cash Reserve Shares	1.40%	June 1, 2021	June 30, 2022
Investor Class Shares	1.25%	June 1, 2021	June 30, 2022

Invesco High Yield Bond Factor Fund
Class A Shares	0.64%	February 28, 2020	June 30, 2022
Class C Shares	1.39%	February 28, 2020	June 30, 2022
Class R Shares	0.89%	February 28, 2020	June 30, 2022
Class R5 Shares	0.39%	February 28, 2020	June 30, 2022
Class R6 Shares	0.39%	February 28, 2020	June 30, 2022
Class Y Shares	0.39%	February 28, 2020	June 30, 2022

Invesco High Yield Fund
Class A Shares	1.50%	July 1, 2013	June 30, 2022
Class C Shares	2.25%	July 1, 2013	June 30, 2022
Class R5 Shares	1.25%	July 1, 2013	June 30, 2022
Class R6 Shares	1.25%	July 1, 2013	June 30, 2022
Class Y Shares	1.25%	July 1, 2013	June 30, 2022
Investor Class Shares	1.50%	July 1, 2013	June 30, 2022

Invesco Income Fund
Class A Shares	1.50%	July 1, 2020	June 30, 2022
Class C Shares	2.25%	July 1, 2020	June 30, 2022
Class R Shares	1.75%	July 1, 2020	June 30, 2022
Class R5 Shares	1.25%	July 1, 2020	June 30, 2022
Class R6 Shares	1.25%	July 1, 2020	June 30, 2022
Class Y Shares	1.25%	July 1, 2020	June 30, 2022
Investor Class Shares	1.50%	July 1, 2020	June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Intermediate Bond Factor Fund
Class A Shares	0.52%	February 28, 2020	June 30, 2022
Class C Shares	1.27%	February 28, 2020	June 30, 2022
Class R Shares	0.77%	February 28, 2020	June 30, 2022
Class R5 Shares	0.27%	February 28, 2020	June 30, 2022
Class R6 Shares	0.27%	February 28, 2020	June 30, 2022
Class Y Shares	0.27%	February 28, 2020	June 30, 2022

Invesco Real Estate Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022
Investor Class Shares	2.00%	June 1, 2021	June 30, 2022

Invesco Short Duration Inflation Protected Fund
Class A Shares	0.55%	December 31, 2015	June 30, 2022
Class A2 Shares	0.45%	December 31, 2015	June 30, 2022
Class R5 Shares	0.30%	December 31, 2015	June 30, 2022
Class R6 Shares	0.30%	December 31, 2015	June 30, 2022
Class Y Shares	0.30%	December 31, 2015	June 30, 2022

Invesco Short Term Bond Fund
Class A Shares	1.40%	June 1, 2021	June 30, 2022
Class C Shares	1.75%[11]	June 1, 2021	June 30, 2022
Class R Shares	1.75%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco U.S. Government Money Portfolio
Class C Shares	1.58%	May 28, 2019	June 30, 2022
Class R Shares	1.08%	May 28, 2019	June 30, 2022
Class R6 Shares	0.48%	May 28, 2019	June 30, 2022
Class Y Shares	0.58%	May 28, 2019	June 30, 2022
Invesco Cash Reserve Shares	0.73%	May 28, 2019	June 30, 2022

AIM Sector Funds (Invesco Sector Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco American Value Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Comstock Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	September 24, 2012	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

Invesco Comstock Select Fund
Class A Shares	0.93%	May 28, 2019	August 31, 2021
Class C Shares	1.68%	May 28, 2019	August 31, 2021
Class R Shares	1.18%	May 28, 2019	August 31, 2021
Class R5 Shares	0.57%	May 28, 2019	August 31, 2021
Class R6 Shares	0.52%	May 28, 2019	August 31, 2021
Class Y Shares	0.68%	May 28, 2019	August 31, 2021

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Comstock Select Fund
Class A Shares	0.96%	September 1, 2021	August 31, 2022
Class C Shares	1.71%	September 1, 2021	August 31, 2022
Class R Shares	1.21%	September 1, 2021	August 31, 2022
Class R5 Shares	0.71%	September 1, 2021	August 31, 2022
Class R6 Shares	0.71%	September 1, 2021	August 31, 2022
Class Y Shares	0.71%	September 1, 2021	August 31, 2022

Invesco Dividend Income Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022
Investor Class Shares	2.00%	June 1, 2021	June 30, 2022

Invesco Energy Fund
Class A Shares	2.00%	July 1, 2009	June 30, 2022
Class C Shares	2.75%	July 1, 2009	June 30, 2022
Class R5 Shares	1.75%	July 1, 2009	June 30, 2022
Class R6 Shares	1.75%	April 4, 2017	June 30, 2022
Class Y Shares	1.75%	July 1, 2009	June 30, 2022
Investor Class Shares	2.00%	July 1, 2009	June 30, 2022

Invesco Gold & Special Minerals Fund[12]
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.75%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Small Cap Value Fund
Class A Shares	2.00%	June 1, 2021	June 30, 2022
Class C Shares	2.75%	June 1, 2021	June 30, 2022
Class R Shares	2.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.75%	June 1, 2021	June 30, 2022
Class Y Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Technology Fund
Class A Shares	2.00%	May 1, 2021	June 30, 2022
Class C Shares	2.75%	May 1, 2021	June 30, 2022
Class R5 Shares	1.75%	May 1, 2021	June 30, 2022
Class R6 Shares	1.75%	May 1, 2021	June 30, 2022
Class Y Shares	1.75%	May 1, 2021	June 30, 2022
Investor Class Shares	2.00%	May 1, 2021	June 30, 2022

Invesco Value Opportunities Fund
Class A Shares	2.00%	July 1, 2012	June 30, 2022
Class C Shares	2.75%	July 1, 2012	June 30, 2022
Class R Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.75%	July 1, 2012	June 30, 2022
Class R6 Shares	1.75%	April 4, 2017	June 30, 2022
Class Y Shares	1.75%	July 1, 2012	June 30, 2022

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco AMT-Free Municipal Income Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco California Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Invesco High Yield Municipal Fund
Class A Shares	1.50%	July 1, 2012	June 30, 2022
Class C Shares	2.25%	July 1, 2012	June 30, 2022
Class R5 Shares	1.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.25%	April 4, 2017	June 30, 2022
Class Y Shares	1.25%	July 1, 2012	June 30, 2022

Invesco Intermediate Term Municipal Income Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Limited Term California Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Limited Term Municipal Income Fund
Class A Shares	1.50%	July 1, 2012	June 30, 2022
Class A2 Shares	1.25%	July 1, 2012	June 30, 2022
Class C Shares	2.25%	June 30, 2013	June 30, 2022
Class R5 Shares	1.25%	July 1, 2012	June 30, 2022
Class R6 Shares	1.25%	April 4, 2017	June 30, 2022
Class Y Shares	1.25%	July 1, 2012	June 30, 2022

Invesco Municipal Income Fund
Class A Shares	1.50%	July 1, 2013	June 30, 2022
Class C Shares	2.25%	July 1, 2013	June 30, 2022
Class R6 Shares	1.25%	April 4, 2017	June 30, 2022
Class Y Shares	1.25%	July 1, 2013	June 30, 2022
Investor Class	1.50%	July 15, 2013	June 30, 2022

Invesco New Jersey Municipal Fund
Class A Shares	0.97%	May 28, 2019	June 30, 2021
Class C Shares	1.62%	May 28, 2019	June 30, 2021
Class Y Shares	0.73%	May 28, 2019	June 30, 2021
Class R6 Shares	0.63%	May 28, 2019	June 30, 2021

Invesco New Jersey Municipal Fund
Class A Shares	0.98%	July 1, 2021	June 30, 2022
Class C Shares	1.63%	July 1, 2021	June 30, 2022
Class Y Shares	0.73%	May 28, 2019	June 30, 2022
Class R6 Shares	0.73%	July 1, 2021	June 30, 2022

Invesco Environmental Focus Municipal Fund
Class A Shares	0.70%	May 28, 2019	June 30, 2021
Class C Shares	1.25%	May 28, 2019	June 30, 2021
Class Y Shares	0.45%	May 28, 2019	June 30, 2021
Class R6 Shares	0.35%	May 28, 2019	June 30, 2021

Invesco Environmental Focus Municipal Fund
Class A Shares	0.70%	May 28, 2019	June 30, 2022
Class C Shares	1.45%	July 1, 2021	June 30, 2022
Class Y Shares	0.45%	May 28, 2019	June 30, 2022
Class R6 Shares	0.45%	July 1, 2021	June 30, 2022

Invesco Pennsylvania Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.15%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Rochester® AMT-Free New York Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Rochester® Limited Term New York Municipal Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Rochester® Municipal Opportunities Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.15%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R5 Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Rochester® New York Municipals Fund
Class A Shares	1.50%	June 1, 2021	June 30, 2022
Class C Shares	2.25%	June 1, 2021	June 30, 2022
Class Y Shares	1.25%	June 1, 2021	June 30, 2022
Class R6 Shares	1.25%	June 1, 2021	June 30, 2022

Invesco Management Trust

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
IMT
Invesco Conservative Income Fund
Class A Shares	0.40%	April 2, 2018	December 31, 2021
Class R6 Shares	0.30%	June 1, 2021	December 31, 2021
Class Y shares	0.30%	June 1, 2021	December 31, 2021
Institutional Class	0.30%	January 1, 2018	December 31, 2021

Short-Term Investments Trust

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco Government & Agency Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2021
CAVU Securities Class	0.18%	December 18, 2020	December 31, 2021
Corporate Class	0.21%	June 1, 2016	December 31, 2021
Institutional Class	0.18%	June 1, 2016	December 31, 2021
Personal Investment Class	0.73%	June 1, 2016	December 31, 2021
Private Investment Class	0.48%	June 1, 2016	December 31, 2021
Reserve Class	1.05%	June 1, 2016	December 31, 2021
Resource Class	0.34%	June 1, 2016	December 31, 2021

Invesco Liquid Assets Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2021
CAVU Securities Class	0.18%	December 18, 2020	December 31, 2021
Corporate Class	0.21%	June 1, 2016	December 31, 2021
Institutional Class	0.18%	June 1, 2016	December 31, 2021
Personal Investment Class	0.73%	June 1, 2016	December 31, 2021
Private Investment Class	0.48%	June 1, 2016	December 31, 2021
Reserve Class	1.05%	June 1, 2016	December 31, 2021
Resource Class	0.38%	June 1, 2016	December 31, 2021

Invesco STIC Prime Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2021
Corporate Class	0.21%	June 1, 2016	December 31, 2021
Institutional Class	0.18%	June 1, 2016	December 31, 2021
Personal Investment Class	0.73%	June 1, 2016	December 31, 2021
Private Investment Class	0.48%	June 1, 2016	December 31, 2021
Reserve Class	1.05%	June 1, 2016	December 31, 2021
Resource Class	0.34%	June 1, 2016	December 31, 2021

Invesco Tax-Free Cash Reserve Portfolio[13]
Cash Management Class	0.28%	June 1, 2016	December 31, 2021
Corporate Class	0.23%	June 1, 2016	December 31, 2021
Institutional Class	0.20%	June 1, 2016	December 31, 2021
Personal Investment Class	0.75%	June 1, 2016	December 31, 2021
Private Investment Class	0.45%	June 1, 2016	December 31, 2021
Reserve Class	1.07%	June 1, 2016	December 31, 2021
Resource Class	0.36%	June 1, 2016	December 31, 2021

Invesco Treasury Obligations Portfolio
Cash Management Class
Corporate Class	0.26%	June 1, 2016	December 31, 2021
Institutional Class	0.21%	June 1, 2016	December 31, 2021
Personal Investment Class	0.18%	June 1, 2016	December 31, 2021
Private Investment Class	0.73%	June 1, 2016	December 31, 2021
Reserve Class	0.43%	June 1, 2016	December 31, 2021
Resource Class	1.05%	June 1, 2016	December 31, 2021
	0.34%	June 1, 2016	December 31, 2021

Invesco Treasury Portfolio
Cash Management Class	0.26%	June 1, 2016	December 31, 2021
CAVU Securities Class	0.18%	December 18, 2020	December 31, 2021
Corporate Class	0.21%	June 1, 2016	December 31, 2021
Institutional Class	0.18%	June 1, 2016	December 31, 2021
Personal Investment Class	0.73%	June 1, 2016	December 31, 2021
Private Investment Class	0.48%	June 1, 2016	December 31, 2021
Reserve Class	1.05%	June 1, 2016	December 31, 2021
Resource Class	0.34%	June 1, 2016	December 31, 2021

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Capital Appreciation Fund
Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Conservative Balanced Fund
Series I Shares	0.67%	May 28, 2019	April 30, 2022
Series II Shares	0.92%	May 28, 2019	April 30, 2022

Invesco V.I. Discovery Mid Cap Growth Fund
Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Global Fund
Series I Shares	0.77%	May 28, 2019	April 30, 2022
Series II Shares	1.02%	May 28, 2019	April 30, 2022

Invesco V.I. Global Strategic Income Fund[1]
Series I Shares	1.50%	June 1, 2021	June 30, 2022
Series II Shares	1.75%	June 1, 2021	June 30, 2022

Invesco V.I. U.S. Government Money Portfolio
Series I Shares	1.50%	June 1, 2021	June 30, 2022
Series II Shares	1.75%	June 1, 2021	June 30, 2022

Invesco Oppenheimer V.I. International Growth Fund
Series I Shares	1.00%	May 28, 2019	April 30, 2022
Series II Shares	1.25%	May 28, 2019	April 30, 2022

Invesco V.I. Main Street Fund®
Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Main Street Small Cap Fund®
Series I Shares	0.80%	May 28, 2019	April 30, 2022
Series II Shares	1.05%	May 28, 2019	April 30, 2022

Invesco V.I. Core Bond Fund
Series I Shares	0.75%	May 28, 2019	April 30, 2022
Series II Shares	1.00%	May 28, 2019	April 30, 2022

Invesco V.I. American Franchise Fund
Series I Shares	2.00%	July 1, 2014	June 30, 2022
Series II Shares	2.25%	July 1, 2014	June 30, 2022

Invesco V.I. American Value Fund
Series I Shares	2.00%	July 1, 2012	June 30, 2022
Series II Shares	2.25%	July 1, 2012	June 30, 2022

Invesco V.I. Balanced-Risk Allocation Fund[14]
Series I Shares	0.80% less net AFFE*	May 1, 2014	April 30, 2022
Series II Shares	1.05% less net AFFE*	May 1, 2014	April 30, 2022

Invesco V.I. Comstock Fund
Series I Shares	2.00%	May 1, 2021	June 30, 2022
Series II Shares	2.25%	May 1, 2021	June 30, 2022

Invesco V.I. Core Equity Fund
Series I Shares	2.00%	May 1, 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Core Plus Bond Fund
Series I Shares	0.61%	April 30, 2015	April 30, 2022
Series II Shares	0.86%	April 30, 2015	April 30, 2022

Fund	Expense Limitation	Effective Date of Current Limit	Expiration Date
Invesco V.I. Diversified Dividend Fund
Series I Shares	2.00%	May 1, 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Equally-Weighted S&P 500 Fund
Series I Shares	2.00%	July 1, 2012	June 30, 2022
Series II Shares	2.25%	July 1, 2012	June 30, 2022

Invesco V.I. Equity and Income Fund
Series I Shares	1.50%	July 1, 2012	June 30, 2022
Series II Shares	1.75%	July 1, 2012	June 30, 2022

Invesco V.I. Global Core Equity Fund
Series I Shares	2.25%	July 1, 2012	June 30, 2022
Series II Shares	2.50%	July 1, 2012	June 30, 2022

Invesco V.I. Health Care Fund
Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Global Real Estate Fund
Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Government Money Market Fund
Series I Shares	1.50%	May 1, 2013	June 30, 2022
Series II Shares	1.75%	May 1, 2013	June 30, 2022

Invesco V.I. Government Securities Fund
Series I Shares	1.50%	May 1, 2013	June 30, 2022
Series II Shares	1.75%	May 1, 2013	June 30, 2022

Invesco V.I. Growth and Income Fund
Series I Shares	2.00%	May 1, 2021	June 30, 2022
Series II Shares	2.25%	May 1, 2021	June 30, 2022

Invesco V.I. High Yield Fund
Series I Shares	1.50%	May 1, 2014	June 30, 2022
Series II Shares	1.75%	May 1, 2014	June 30, 2022

Invesco V.I. International Growth Fund
Series I Shares	2.25%	July 1, 2012	June 30, 2022
Series II Shares	2.50%	July 1, 2012	June 30, 2022

Invesco V.I. Main Street Mid Cap Fund
Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. S&P 500 Index Fund
Series I Shares	2.00%	July 1, 2012	June 30, 2022
Series II Shares	2.25%	July 1, 2012	June 30, 2022

Invesco V.I. Small Cap Equity Fund
Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

Invesco V.I. Technology Fund
Series I Shares	2.00%	May 1. 2013	June 30, 2022
Series II Shares	2.25%	May 1, 2013	June 30, 2022

*

Acquired Fund Fees and Expenses (“AFFE”) will be calculated as of the Fund’s fiscal year end according to Instruction 3(f) of Item 3 of Form N-1A. “Net AFFE” will be calculated by subtracting any waivers by Invesco associated with investments in affiliated funds, such as investments in affiliated money market funds, from the AFFE calculated in accordance with the preceding sentence. For clarity, the NET AFFE calculated as of the Fund’s fiscal year end will be used throughout the waiver period in establishing the Fund’s waiver amount, regardless of whether actual AFFE is more or less during the waiver period.

[1]

The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

[2]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
[3]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
[4]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
[5]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
[6]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Multi-Asset Income Fund Cayman Ltd.
[7]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Fundamental Alternatives Fund (Cayman) Ltd.
[8]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Global Allocation Fund (Cayman) Ltd.
[9]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Global Strategic Income Fund (Cayman) Ltd.
[10]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco International Bond Fund (Cayman) Ltd.
[11]	The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
[12]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Gold & Special Minerals Fund (Cayman) Ltd
[13]	The expense limitation also excludes Trustees’ fees and federal registration expenses.
[14]	Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

EXHIBIT B

Voluntary Expense Limitations